UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2022 (October 20, 2022)
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WAITR HOLDINGS INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37788	26-3828008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 Jefferson Street, Suite 200 Lafayette, Louisiana		70501
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (337) 534-6881
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	WTRH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On October 20, 2022, Waitr Holdings Inc. (the “Company”) reconvened a special meeting of stockholders (the “Special Meeting”).
At the Special Meeting, the Company’s stockholders were asked to consider and vote upon the following proposal: to approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of Company common stock at a ratio between one-for-five (1:5) and one-for-twenty (1:20), without reducing the authorized number of shares of Company common stock, if and when determined by the Company’s board of directors (the “Board”) in its sole discretion.
The following are the final voting results for the proposal considered and voted upon at the Special Meeting, which is more fully described in the Company’s definitive proxy statement for the Special Meeting, which was filed with the Securities and Exchange Commission on August 23, 2022:
Stockholders approved the proposed amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of Company common stock at a ratio between one-for-five (1:5) and one-for-twenty (1:20), without reducing the authorized number of shares of Company common stock, if and when determined by the Board in its sole discretion. The voting results were as follows:

Votes For	Votes Against	Abstentions
98,201,819	45,346,407	304,714
There were no broker non-votes with respect to this proposal.
Of the votes cast on the proposal, approximately 68.4% voted in favor of this proposal, reflecting approximately 51.4% of the Company’s outstanding shares of common stock.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAITR HOLDINGS INC.

Date: October 20, 2022	By:	/s/ Thomas C. Pritchard
Name: Thomas C. Pritchard
Title: General Counsel
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